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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          Dawson Geophysical Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        paid previously. Identify the previous filing by registration statement
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
                           DAWSON GEOPHYSICAL COMPANY
                            508 WEST WALL, SUITE 800
                                MIDLAND, TX 79701
                                  432-684-3000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 27, 2004


TO THE STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of the Stockholders of Dawson Geophysical Company will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 at 10:00 a.m. on January 27, 2004 for the following purposes:

         1. Electing Directors of the Company;

         2. Considering and voting upon the proposal to approve the Dawson Geophysical Company 2004 Incentive Stock Plan;

         3. Considering and voting upon a proposal to appoint KPMG LLP as independent public accountants of the Company for the fiscal year ending September 30, 2004; and

         4. Considering all other matters as may properly come before the meeting.

         The Board of Directors has fixed the close of business on November 28, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

         DATED this 28th day of November, 2003.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              Christina W. Hagan, Secretary



                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE THE ACCOMPANYING PROXY CARD, WHICH REQUIRES NO POSTAGE, AND RETURN IT PROMPTLY. ANY STOCKHOLDER GRANTING A PROXY MAY REVOKE SAME AT ANY TIME PRIOR TO ITS EXERCISE. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           DAWSON GEOPHYSICAL COMPANY
                            508 WEST WALL, SUITE 800
                              MIDLAND, TEXAS 79701

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD TUESDAY, JANUARY 27, 2004

                              SOLICITATION OF PROXY

         The accompanying proxy is solicited on behalf of the Board of Directors of Dawson Geophysical Company (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, January 27, 2004, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about December 4, 2003.

         Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

                               PURPOSE OF MEETING

         As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

         1. Electing Directors of the Company;

         2. Considering and voting upon a proposal to approve the Dawson Geophysical 2004 Incentive Stock Plan;

         3. Considering and voting upon a proposal to appoint KPMG LLP as independent public accountants of the Company for the fiscal year ending September 30, 2004; and

         4. Considering all other matters as may properly come before the meeting.

                                  VOTING RIGHTS

         The voting securities of the Company consist solely of common stock, par value $0.33 1/3 per share ("Common Stock").

         The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on November 28, 2003, at which time the Company had outstanding and entitled to vote at the meeting 5,487,794 shares of Common Stock. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

         Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

         The election of directors will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized.

         If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE SHAREHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS", FOR APPROVAL OF THE MINUTES OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS, FOR THE APPOINTMENT OF KPMG LLP, FOR THE 2004 INCENTIVE STOCK PLAN AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

                              ELECTION OF DIRECTORS

         At the Annual Meeting to be held on January 27, 2004, nine persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the current Directors have announced that they are available for election to the Board of Directors. The Company's nominees for the nine directorships are:

             Paul H. Brown                       Matthew P. Murphy
             Calvin J. Clements                  Howell W. Pardue
             L. Decker Dawson                    Tim C. Thompson
             Gary M. Hoover                      C. Ray Tobias
             Stephen C. Jumper

For information about each nominee, see "Directors and Executive Officers."

                        DIRECTORS AND EXECUTIVE OFFICERS

         The Board of Directors currently consists of four persons who are employees of the Company and five persons who are not employees of the Company (i.e., outside directors). Set forth below are the names, ages and positions of the Company's Directors and executive officers as of November 28, 2003.

                    NAME                AGE               POSITION
                    ----                ---               --------

            L. Decker Dawson            83         Chairman of the Board of
                                                  Directors, Chief Executive
                                                           Officer
            Stephen C. Jumper           42        President, Chief Operating
                                                     Officer and Director
            Howell W. Pardue            67         Executive Vice President,
                                                           Director
            C. Ray Tobias               46         Executive Vice President,
                                                           Director
            Christina W. Hagan          48      Senior Vice President, Secretary
                                                     Chief Financial Officer
            Edward L. Huff              66               Vice President
            Frank D. Brown              48               Vice President
            K.S. Forsdick               52               Vice President
            Paul H. Brown               72                 Director
            Calvin J. Clements          82                 Director
            Gary M. Hoover,Ph.D.        63                 Director
            Matthew P. Murphy           73                 Director
            Tim C. Thompson             69                 Director

         The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified.

         Set forth below are descriptions of the principal occupations during at least the past five years of the Company's directors and executive officers.

         L. DECKER DAWSON. Mr. Dawson founded the Company in 1952. He served as President of the Company until being elected as Chairman of the Board of Directors and Chief Executive Officer in January, 2001. Prior thereto, Mr. Dawson was a geophysicist with Republic Exploration Company, a geophysical company. Mr. Dawson served as President of the Society of Exploration Geophysicists (1989-1990), received its Enterprise Award in 1997, and was awarded honorary membership in 2002. He was Chairman of the Board of Directors of the International Association of Geophysical Contractors (1981). He is an honorary life member of such association. He was inducted into the Permian Basin Petroleum Museum's Hall of Fame in 1997.

         STEPHEN C. JUMPER. Mr. Jumper, a geophysicist, joined the Company in 1985, was elected Vice President in September 1997, and President, Chief Operating Officer and Director in January, 2001. Prior to 1997, Mr. Jumper served the Company as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992), and as President
(1993).

         HOWELL W. PARDUE. Mr. Pardue joined the Company in 1975 and has served in his present positions since that time. Prior thereto, Mr. Pardue was employed in data processing for 17 years by Geosource, Inc. and its predecessor geophysical company.


         C. RAY TOBIAS. Mr. Tobias joined the Company in 1990, and was elected Vice President in September 1997 and Executive Vice President and Director in January, 2001. Mr. Tobias supervises client relationships and survey cost quotations to clients. He has served on the Board of Directors of the International Association of Geophysical Contractors and is Past President of the Permian Basin Geophysical Society. Prior to joining the Company, Mr. Tobias was employed by Geo-Search Corporation where he was an operations supervisor.

         CHRISTINA W. HAGAN. Ms. Hagan joined the Company in 1988, and was elected Chief Financial Officer and Vice President in 1997 and Senior Vice President and Secretary in January, 2003. Prior thereto, Ms. Hagan served the Company as Controller and Treasurer. Ms. Hagan is a certified public accountant.

         EDWARD L. HUFF. Mr. Huff joined the Company in 1956, and was elected Vice President in September 1997. Prior thereto, Mr. Huff served as instrument operator, crew manager and field supervisor. He has managed the Company's field operations since 1987.

         FRANK D. BROWN. Mr. Brown, a geophysicist, joined the Company in 1988 and was elected Vice President in January, 2001. Mr. Brown is responsible for client relationships and submitting survey cost quotations as well as providing survey design services to clients. He is a past President of the Permian Basin Geophysical Society and Chairman of the Society of Exploration Geophysicists Continuing Education Committee. Prior to joining the Company, Mr. Brown was employed by Permian Exploration Corporation as a geophysicist responsible for acquisition and interpretation projects.

         K.S. FORSDICK. Mr. Forsdick joined the Company in 1993 and was elected Vice President in January, 2001. Mr. Forsdick is responsible for soliciting, designing and bidding seismic surveys for prospective clients. Prior to joining the Company, Mr. Forsdick was employed by Grant Geophysical Company and Western Geophysical Company and was responsible for marketing and managing land and marine seismic surveys for domestic and international operations. He has served on the Governmental Affairs Committee of the International Association of Geophysical Contractors.

         PAUL H. BROWN.* Mr. Brown has served the Company as a director since September 1999. Mr. Brown, a management consultant since May 1998, was President and Chief Executive Officer at WEDGE Energy Group, Inc. from January 1985 to May 1998.

         CALVIN J. CLEMENTS.* Mr. Clements has served the Company as a director since 1972. Prior thereto and until his retirement in 1987, Mr. Clements was employed by the Company as vice president of the data acquisition operations.

         GARY M. HOOVER,PH.D.* Dr. Hoover has served the Company as a director since December, 2002. Dr. Hoover, prior to retirement in October, 2002, was Senior Principal Geophysicist with Phillips Petroleum Company. His responsibilities for the previous ten years with Phillips included geophysical research manager, geoscience technology coordination, exploration and production technology consultation and active research into new seismic data acquisition techniques. Dr. Hoover served as Vice President of the Society of Exploration Geophysicists (1990-1991) and received its Life Membership Award in 2000. Dr. Hoover holds a doctorate in physics from Kansas State University.

         MATTHEW P. MURPHY.* Mr. Murphy has served the Company as a director since 1993. Until his retirement in 1991, Mr. Murphy served as an executive of NCNB Texas, now known as Bank of America (and predecessor banks), and from 1986 to 1991, Mr. Murphy served the bank as District Director-West Texas.

         TIM C. THOMPSON.* Mr. Thompson has served the Company as director since 1995. Mr. Thompson, a management consultant since May 1993, was President and Chief Executive Officer of Production Technologies International, Inc. from November 1989 to May 1993.

         * Indicates independence has been determined by the Board of Directors in accordance with NASDAQ rules.

                      MEETINGS AND COMMITTEES OF DIRECTORS

         During fiscal year ended September 30, 2003, four meetings of the Board of Directors were held which all of the respective members attended except two members were absent from one meeting each.

         The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Clements, Hoover, Murphy and Thompson, all of whom are independent, non-employee directors. Mr. Murphy, currently serving as Chairman of the Audit Committee has been named the Audit Committee Financial Expert based on a qualitative assessment of Mr. Murphy's level of knowledge, experience and formal education. The functions of the Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether Company assets are verified and safeguarded; to review and approve external audits; to review audit fees and the appointment of independent public accountants; and to review non-audit services provided by the independent public accountants. The Committee held five meetings during fiscal year ended September 30, 2003. All members attended these meetings except that Mr. Murphy was absent from one meeting. For additional information, see "Report of the Audit Committee".

         The Compensation Committee currently consists of Messrs. Brown, Clements, Murphy and Thompson, all of whom are non-employee directors. The function of the Committee is to determine compensation for the officers of the Company that is competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company's business. The Committee held two meetings during fiscal year ended September 30, 2003. All members attended these meetings.

                             MANAGEMENT COMPENSATION

         The compensation levels of the Company are believed to be competitive and in line with those of comparable companies and to align the interests of the Company's employees with those of its stockholders through potential stock ownership.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the annual and long-term compensation paid to or for (i) the Company's Chief Executive Officer during the fiscal year ended September 30, 2003, and (ii) those of the Company's four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 2003 (collectively, the "Named Officers"), for services rendered to the Company during fiscal years 2001, 2002 and 2003.

                                                                                                             LONG TERM
                                                                                                            COMPENSATION
                                                                                                               AWARDS
                                                            ANNUAL COMPENSATION                              SECURITIES
                                               ----------------------------------------------                UNDERLYING
                                   FISCAL                                        OTHER ANNUAL                  OPTIONS
NAME AND PRINCIPAL POSITION         YEAR         SALARY         BONUS (1)        COMPENSATION              (NO. OF SHARES)
---------------------------        ------      ----------       ---------        ------------              ---------------
L. Decker Dawson                    2003         $ 96,755       $ 11,111         $   ---
                                                                                                                  ---
Chief Executive Officer             2002           85,500         23,044             ---
                                                                                                                  ---
                                    2001          102,737         16,648             ---
                                                                                                                  ---

Stephen C. Jumper                   2003         $163,353       $ 11,111         $   ---                       10,000
President, Chief Operating          2002          140,250         23,044             ---                       10,000
   Officer                          2001          123,582         11,098             ---                       10,000

Howell W. Pardue                    2003         $117,987        $ 9,259         $   ---                       10,000
Executive Vice President            2002          102,750         19,203             ---                       10,000
                                    2001          107,028         13,873             ---                       10,000

C. Ray Tobias                       2003         $117,987        $ 9,259         $   ---                       10,000
Executive Vice President            2002          102,750         19,203             ---                       10,000
                                    2001           98,329         11,098             ---                       10,000

Edward L. Huff                      2003         $109,158        $ 7,407         $   ---                       10,000
Vice President                      2002          102,000         15,363             ---                       10,000
                                    2001           97,060         11,098             ---                       10,000

(1) Any bonus that might be paid for fiscal 2003 is not yet calculable and, in accordance with Securities and Exchange Commission regulations, will be reported in the proxy statement for the annual meeting of stockholders for fiscal 2004.

         The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the fiscal year ended September 30, 2003, and unexercised options held at September 30, 2003 by each of the named executive officers.


                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003
                        AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF              VALUE OF
                                                                  UNEXERCISED            UNEXERCISED
                                                                  OPTIONS AT            IN-THE-MONEY
                                                                   9/30/03               OPTIONS AT
                                                                 EXERCISABLE/            9/30/03(1)
                        SHARES ACQUIRED         VALUE            UNEXERCISABLE          EXERCISABLE/
      NAME               ON EXERCISE          REALIZED          (NO. OF SHARES)         UNEXERCISABLE

Stephen C. Jumper             ---                ---            32,500/22,500            $162,500/$0
Howell W. Pardue              ---                ---            12,500/22,500            $ 32,500/$0
C. Ray Tobias                 ---                ---            32,500/22,500            $162,500/$0
Edward L. Huff                ---                ---            32,500/22,500            $162,500/$0

(1) The closing price per share on September 30, 2003, was $6.89 as reported by the Nasdaq National Market.

         DEFINED BENEFIT PLANS AND OTHER ARRANGEMENTS. Long-term incentive compensation for senior executive officers is not a policy of the Company. Accordingly, no awards or payouts have been made. The Company has no retirement or pension plan except for its 401(k) Plan and its Incentive Stock Option Plans. These plans are described below.

         Directors who are not also employees of the Company receive $1,000 per month and 500 shares of Common Stock per year for serving as directors.

COMPENSATION PLANS

         STOCK OPTION PLANS. The Dawson Geophysical Company 2000 Incentive Stock Plan provided 500,000 shares reserved for issuance. The 2000 Plan contained up to 50,000 of such shares to be awarded and issued as additional compensation to key employees, officers and non-employee members of the Board of Directors of the Company with or without payment therefor. The 2000 Plan covers a ten-year period through January 12, 2009. Options under the 2000 Plan are granted at an exercise price equal to the market price of the stock on the date of grant. Each option granted is exercisable after the period or periods specified in the option agreement, but prior to the expiration of five years after the date of grant. Commencing one year after date of grant, optionees may purchase up to one-fourth of the shares covered by a particular grant, and each option becomes exercisable with respect to an additional one-fourth of the shares covered in each of the next three years.

         During fiscal 2003, no shares of the Common Stock were issued pursuant to the exercise of options granted under the 2000 Plan. During fiscal 2003, options to purchase 105,000 shares of common stock were granted to employees of the Company under the 2000 Plan. As of November 28, 2003, the total number of shares covered by outstanding options was 447,000.

         401(K) PLAN. Effective January 1, 2002, the Company initiated a 401(k) plan as part of its employee benefits package in order to retain quality personnel. During 2003, the Company elected to match 100% of employee contributions up to a maximum of 5% of the participant's gross salary. The Company's matching contributions for fiscal 2003 were approximately $373,000.

                       PROPOSED RESOLUTION TO APPROVE THE
              DAWSON GEOPHYSICAL COMPANY 2004 INCENTIVE STOCK PLAN

         In October 2003, the Board of Directors of the Company adopted the Dawson Geophysical Company 2004 Incentive Stock Plan. The effect of the plan is to replace, modify and extend the termination date of the existing stock option plan to January, 27, 2009. The Plan provides for the award of stock options up to 325,000 shares of which 125,000 may be the subject of stock grants without restrictions and without payment by the recipient and stock awards of up to 125,000 shares with restrictions including payment for the shares and employment of not less than three years from the date of the award. The terms of the stock options are similar to those of the Company's 2000 Stock Option Plan except that the term of the Plan is five years from the date of its adoption. The text of the plan is set forth in Exhibit A hereto.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSED RESOLUTION.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF STOCK OF THE COMPANY ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE RESOLUTION.

                     BOARD REPORT ON EXECUTIVE COMPENSATION

         Compensation for executive officers is based on the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company's business, and to provide rewards which are closely linked to the Company and individual performance.

         Executive compensation is based on performance against a combination of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximizing the development of each individual, and continually improving the environmental quality of its services and operations. In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

                          REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Dawson Geophysical Company:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company's Financial Statements. In keeping with this goal, the Board of Directors adopted a written charter (attached to this proxy statement as Exhibit B) to govern the Audit Committee. Upon evaluation of the charter's adequacy in 2003, the Audit Committee is satisfied. In addition to written consent, the Audit Committee met five times during fiscal 2003. The members of the Audit Committee are independent directors.

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at KPMG LLP, as required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants that firm's independence from the Company and its management. The Audit Committee has concluded that non-audit services provided by KPMG LLP do not result in conflict in maintaining that firm's independence.

Audit fees billed to the Company by KPMG LLP during the Company's 2003 fiscal year for the audit of the Company's annual financial statements and the review of those financial statements included in the Company's quarterly reports of Form 10-Q totaled approximately $46,600. The Company was billed approximately $13,722 by KPMG LLP for tax related services. The Company has obtained no other services from KPMG LLP.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2003 be included in the Company's Annual Report on Form 10-K.

November 28, 2003                  Audit Committee

                                   Matthew P. Murphy
                                   Calvin C. Clements
                                   Gary M. Hoover
                                   Tim C. Thompson

                                PERFORMANCE GRAPH

         The following graph compares the five-year cumulative total return of the Company's Common Stock as compared with the S&P 500 Stock Index and a peer group made up of companies in the Value-Line Oilfield Services Industry Index. The Oilfield Services Index consists of far larger companies that perform a variety of services as compared to land-based acquisition and processing of seismic data performed by the Company.

       [LINE GRAPH APPEARS HERE, THE PLOT POINTS FOR WHICH APPEAR BELOW]

                                                              Cumulative Total Return
                                       -----------------------------------------------------------------
                                          9/98       9/99        9/00       9/01       9/02        9/03
DAWSON GEOPHYSICAL COMPANY              100.00      84.95       91.40      61.16      45.08       59.27
S & P 500                               100.00     127.81      144.78     106.24      84.48      105.09
PEER GROUP                              100.00     126.03      182.40      99.55      99.88      116.89

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of November 28 2003, by each of the Company's Directors, by each of the Named Officers, by all executive officers and Directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock.

                                                                    AMOUNT AND NATURE OF         PERCENT
TITLE OF CLASS        NAME OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP(1)       OF CLASS
--------------        ------------------------                     -----------------------       --------
Common Stock          Pebbleton Corporation N.V.                          1,036,000  (2)          18.88%
Common Stock          Quaker Capital Management                             479,482                8.74%
Common Stock          L. Decker Dawson                                      408,192                7.44%
Common Stock          Grace & White, Inc.                                   307,400                5.60%
Common Stock          Dimensional Fund Advisors Inc.                        293,100  (3)           5.34%
Common Stock          Calvin J. Clements                                     54,126                 *
Common Stock          Howell W. Pardue                                       52,000                 *
Common Stock          Stephen C. Jumper                                      42,308                 *
Common Stock          Christina W. Hagan                                     34,649                 *
Common Stock          Edward L. Huff                                         33,006                 *
Common Stock          C. Ray                                                 15,025                 *
                      Tobias
Common Stock          Tim C. Thompson                                         4,500                 *
Common Stock          K.S.                                                    4,456                 *
                      Forsdick
Common Stock          Matthew P. Murphy                                       3,500                 *
Common Stock          Frank D. Brown                                          3,254                 *
Common Stock          Paul H.                                                 2,500                 *
                      Brown
Common Stock          Share ownership of directors and
                        Executive officers as a group (12 persons)          657,516               11.98%

*        Indicates less than 1% of the outstanding shares of Common Stock.

(1) Except as otherwise indicated, each shareholder shown in the table has sole voting and investment power with respect to all shares listed as beneficially owned by such shareholder.

(2) Pebbleton Corporation N.V. and Issam Fares have filed with the Securities and Exchange Commission a Schedule 13D reporting beneficial ownership of such shares.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios".) In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 293,100 shares of Dawson Geophysical Company stock as of September 30, 2003. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

                      REPORTING OF SECURITIES TRANSACTIONS

       Ownership of and transactions in the Company's stock by executive officers and directors of the Company are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities and Exchange Act of 1934. All reporting requirements have been filed in a timely manner.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors has selected KPMG LLP for appointment as independent public accountants for the Company for the fiscal year ending September 30, 2004, subject to ratification by the stockholders. KPMG LLP served as independent public accountants for the Company for the fiscal year ended September 30, 2003, and representatives of that firm are expected to be present at the Annual Meeting of Stockholders. KPMG LLP will have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

                               NEXT ANNUAL MEETING

       The next Annual Meeting of the Company's stockholders is scheduled to be held on January 25, 2005. Appropriate proposals of stockholders intended to be presented at the 2005 Annual Meeting must be received by Ms. Christina W. Hagan, Secretary, no later than August 6, 2004, in order to be included in the Company's Proxy Statement and form of Proxy relating to such meeting.

                                  OTHER MATTERS

       Management knows of no other business which will be presented at the Annual Meeting other than as explained herein.

       STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, BY WRITING TO THE SECRETARY, DAWSON GEOPHYSICAL COMPANY, 508 WEST WALL, SUITE 800, MIDLAND, TEXAS 79701. A COPY OF THE REPORT ALSO MAY BE OBTAINED FROM THE INTERNET AT www.sec.gov.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Christina W. Hagan, Secretary

                                    EXHIBIT A

                           DAWSON GEOPHYSICAL COMPANY

                            2004 INCENTIVE STOCK PLAN


1.          PURPOSE

            This Employee Incentive Stock Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain officers and employees of Dawson Geophysical Company or of its subsidiary companies as that term is defined in Article 3 below (the "Subsidiaries"), so that they may acquire or increase their proprietary interest in the success of the Company and Subsidiaries and to encourage them to remain in the employ of the Company or of the Subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"), except as to those awards made pursuant to Article 11 of the Plan.

2.          ADMINISTRATION

            The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than three members of the Company's Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. No director while a member of the Committee shall be eligible to receive an option under the Plan. The Committee shall from time to time at its discretion make recommendations to the Board of Directors with respect to the employees who shall be granted options and the amount of stock to be optioned to each. All members of the Committee and majority of directors of the Company shall be disinterested persons (as that term is hereinafter defined) for purposes of administering the Plan and determining the employees and amount of stock to be optioned to each. The term "disinterested person" for purposes of the Plan shall mean an administrator of a Plan who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock options may be granted pursuant to the Plan.

            The interpretation and construction by the Committee of any provisions of the Plan or any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.          ELIGIBILITY

            The persons who shall be eligible to receive options shall be such executives and other employees (including officers, whether or not they are directors) of the Company or its Subsidiaries existing from time to time as the Board of Directors shall elect from time to time from among those nominated by the Committee. An optionee may hold more than one option but only on the terms and subject to the restrictions hereinafter set forth. No person shall be eligible to receive an option for a larger number of shares than is recommended for him or her by the Committee. No person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parent or subsidiary, shall be eligible to receive an incentive stock option unless the option price is at least one hundred ten percent (110%) of the fair market value of the optioned stock (as to which see paragraph 5 below).

4.          STOCK

            The stock subject to the options shall be shares of the Company's authorized but unissued or reacquired $0.33 1/3 par value per share common stock hereinafter sometimes called the "Stock." The aggregate number of shares which may be issued under options shall not exceed 375,000 shares of Stock. The limitations established by the preceding sentence shall be subject to adjustment as provided in Article 5(h) of the Plan.

            If any outstanding option under the Plan for any reason expires or is terminated, the shares of the Stock allocatable to the unexercised portion of such option may again be subjected to an option under the Plan.

            The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which options are exercisable for the first time by any person eligible hereunder during any calendar year under this Plan and any other plan qualifying under Section 422 of the Code which is maintained by the Company and/or its Subsidiaries shall not exceed $100,000.

5.          TERMS AND CONDITIONS OF OPTIONS

            Stock options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

            (a) Optionee's Agreement. Each optionee shall agree to remain in the employ of and to render to the Company or Subsidiaries his or her services for a period of five years from the date of the option, but such agreement shall not impose upon the Company or Subsidiaries any obligation to retain the optionee in their employ for any period.

            (b) Number of Shares. Each option shall state the number of shares to which it pertains.

            (c) Option Price. Each option shall state the option price, which shall be not less than 100% of the fair market value of the shares of Stock of the Company on the date of the granting of the option (110% in the case of an over 10% shareholder; as to which see paragraph 3 above). The fair market value per share shall be deemed to be the mean between the highest price and the lowest price of which the Stock shall have been sold, regular way, in the over-the-counter market or other applicable market on the day the option is granted; or if no sale of the Company's Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Stock.

            (d) Medium and Time of Payment. The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash or by check or payment may be made with Stock of the Company.

            (e) Term and Exercise of Options. Subject to other terms and provisions herein contained, during the term of an option the shares with respect to which that option may be exercised shall become exercisable to the extent of 25% of the shares optioned on each of the four anniversaries of the date of grant. Subject to the foregoing, each option shall be exercisable in whole or in part at any time and from time to time during its term. Not less than one thousand (1,000) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by him or her and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. An option granted under the Plan must be exercised by the earlier of (a) five years from the date of the grant, or (b) the applicable time limit specified in paragraphs (o) and
                        (g) of this Section 5. Any option not exercised within the applicable aforementioned time period shall automatically terminate at the expiration of such period.

            (f) Termination of Employment Except Death. If an optionee shall cease to be employed by the Company or Subsidiaries for any reason, other than his or her death, and no longer shall be in the employ of any of them, such optionee shall have the right to exercise the option at any time within three months after such termination of employment (one year if the optionee is disabled within the meaning of Section 22(e)(3) of the
                        Code) to the extent his or her right to exercise such option had not previously been exercised at the date of such termination. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive.

            (g) Death of Optionee and Transfer of Option. If the optionee shall die while in the employ of the Company or a Subsidiary or within a period of three months after the termination of his or her employment with the Company and all Subsidiaries and shall not have fully exercised the option, an option may be exercised, subject to the condition that no option shall be exercisable after the expiration of one year from the date it is granted to the extent that the optionee's right to exercise such option had accrued pursuant to
                        Article 5(3) of the Plan at the time of his or her death and had not previously been exercised, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.

                        No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

            (h) Recapitalization. Subject to any required action by the stockholders, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                        Subject to any required action by the stockholders, if the Company shall be the surviving company in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving company shall cause each outstanding option to terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation or merger or consolidation in which the Company is not the surviving company to exercise his or her option in whole or in part.

                        Upon a change in the Stock of the Company as presently constituted which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

                        To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each option continues to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                        Except as hereinbefore expressly provided in this
                        Article 5(h), the optionee shall have no rights by reason of any subdivisions or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another company, and any issue by the Company of share of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the option.

                        The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

            (i) Rights as a Stockholder. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his or her option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
                        Article 5(g) hereof.

            (j) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and Board of Directors shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

            (k) Investment Purpose. Each option under the Plan shall be granted on the condition that the purchases of Stock thereunder shall be for investment purposes and not with a view to resale or distribution except that if the Stock subject to such option or distribution is registered under the Securities Act of 1933, as amended, or if a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

            (l) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Company shall deem advisable. Any such option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422 of the Code or to conform to any change in the law.

6.          TERM OF THE PLAN

            Options may be granted to the Plan from time to time within a period of five years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

7.          INDEMNIFICATION OF COMMITTEE

            In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

8.          AMENDMENT OF THE PLAN

            The Board of Directors of the Company may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Code, except as to those shares awarded under Article 11 of this Plan.

9.          APPLICATION OF FUNDS

            The proceeds received by the Company from the sale of Stock pursuant to options will be used for general corporate purposes.

10.         NO OBLIGATION TO EXERCISE OPTION

            The granting of an option shall impose no obligation upon the optionee to exercise such option.

11.         STOCK AWARDS

            The Committee may award to officers, directors and employees of the Company shares of capital stock out of the 375,000 shares of Stock provided for in Article 4 of the Plan for the purpose of additional compensation for outstanding achievement and to encourage ownership of the Stock. These awards, in the discretion of the Committee, may be made with or without payment therefor by any officer, director or employee to whom such capital stock is made under such terms and conditions as the Committee may in its sole discretion provide. Such awards shall not constitute incentive stock options within the meaning of
Section 422 of the Code and shall not exceed 250,000 shares of Stock of the 375,000 shares of Stock provided for under Article 4 of the Plan. Of such 250,000 shares of Stock (a) 125,000 shares may be awarded without payment by any officer, director, or employee to whom such capital stock is made under such terms and conditions as the Committee in its sole discretion may provide and (b) 125,000 shares may be awarded with the restrictions that such shares shall not be assignable nor may any other person acquire any rights therein and that the officer, director or employee of the Company remain in the employment of the Company for a period of not less than three years from the date of the award, subject to such other terms and conditions as the Committee may in its sole discretion may provide. Any shares not awarded under this Article 11 of the Plan may be the subject of incentive stock options under the Plan.

12.         EFFECTIVE DATE

            Adoption of this Plan and shareholders' approval shall be effective January 27, 2004.

                                    EXHIBIT B

                           DAWSON GEOPHYSICAL COMPANY

                             AUDIT COMMITTEE CHARTER


COMPOSITION

            The Audit Committee shall be composed of at least three directors who are independent of the management of Dawson Geophysical Company (the "Company") and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member and are, or will shortly become, financially literate. In addition, the members of the Audit Committee shall understand financial statements.

OBJECTIVE OF THE AUDIT COMMITTEE

            The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

SPECIFIC RESPONSIBILITIES OF THE AUDIT COMMITTEE

            In fulfilling its objective, the Audit Committee shall have the responsibility with respect to:

            The Company's Risks and Control Environment:
            --------------------------------------------

            To review management's overview of the risks, policies, procedures, and controls surrounding the integrity of financial reporting and, particularly, the adequacy of the Company's controls in areas representing significant financial and business risks;

            To establish, review and update periodically a code of ethical conduct, ensure that management has established a system to enforce the code, and receive updates and briefings from management and others on how compliance with ethical policies and other relevant Company procedures is being achieved;

            To review, with the Company's counsel, legal matters, including litigation, compliance with securities trading policies, the Foreign Corrupt Practices Act and other laws having a significant impact on the Company's business or its financial statements; and

            To investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate;


            The Hiring and Firing of and Relationship with the Independent
            --------------------------------------------------------------
            Accountants:
            ------------

            To participate, on behalf of the Board of Directors, in the process by which the Company selects the independent accountants to audit the Company's financial statements, evaluate annually the effectiveness and objectivity of such accountants, and recommend the engagement or replacement of independent accountants to the Board of Directors;

            To have an open line of communication with the independent accountants, who shall have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the shareholders;

            To approve the fees and other compensation paid to the independent accountants; and

            To review the independence of the independent accountants prior to engagement, annually discuss with the independent accountants their independence annually based upon the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1, as modified or supplemented, and discuss with the Board of Directors any relationships that may adversely affect the independence of the independent accountants.

            The Financial Reporting Process:
            --------------------------------

            To meet with the independent accountants and the financial management of the Company with respect to major changes to the Company's auditing and accounting principles;

            To meet with the independent accountants and the financial management of the Company together and separately with the independent accountants (a) prior to the performance by the independent accountants of the audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants' judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, the consistency of application of the Company's accounting policies and the clarity, consistency, and completeness of the entity's accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Company, including the internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures or for new or more detailed controls or procedures of the Company, (iii) any other results of the audit, including any comments or recommendations, and (iv) the view of the independent accountants with respect to the financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit;

            To review and discuss with the independent accountants and the financial management of the Company the Company's financial results before they are made public. In general, the Chairman of the Audit Committee may represent the entire committee with respect to the review and discussions about interim financial results; and

            To review other reports submitted by the Company to any governmental body of the public, including any certification, report, opinion or review rendered by the independent accountants;

            Other Responsibilities of the Audit Committee
            ---------------------------------------------

            To review and update periodically the charter for the Audit
Committee;

            To review, assess and approve or disapprove conflicts of interest and related-party transactions;

            To review accounting and financial human resources and succession planning within the Company;

            To meet at least four times annually, or more frequently, as circumstances dictate;

            To report to the Board of Directors the matters discussed at each committee meeting;

            To assess the performance of the Audit Committee members through a self-assessment process, led by the Chairman of the committee; and

            To keep an open line of communication with the financial and senior management, any internal audit personnel, the independent accountants, and the Board of Directors.

                                   [LOGO]
                                   DAWSON GEOPHYSICAL COMPANY
           PROXY
                                   The undersigned stockholder of Dawson
        PLEASE SIGN                Geophysical Company hereby appoints L. Decker
                                   Dawson, Tim C. Thompson, and Matthew P.
         AND RETURN                Murphy or any one or more of them, attorneys,
                                   agents and proxies of the undersigned, with
          PROMPTLY.                full power of substitution to each of them,
                                   to vote all the shares of Common Stock which
      ANNUAL MEETING               the undersigned would be entitled to vote at
     JANUARY 27, 2004              the Annual Meeting of Stockholders to be held
         10:00 A.M.                January 27, 2004, and at any adjournment or
   PETROLEUM CLUB OF MIDLAND       adjournments thereof, with all the powers the
501 WEST WALL, MIDLAND, TX 79701   undersigned would possess if personally
                                   present and voting thereat, (A) as instructed
   THIS PROXY IS SOLICITED BY      below with respect to the following matters
   THE BOARD OF DIRECTORS          and (B) in their discretion upon other
      OF THE COMPANY               matters which properly come before the
                                   meeting. UNLESS A CONTRARY INSTRUCTION IS
  Please return this proxy card    SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR
   which requires no postage if    ALL ITEMS.
      mailed in the U.S.A.
                                   1. Election of Directors:

                                      [  ] FOR all nominees listed below (except
                                           as marked to the contrary below)

                                      [  ] WITHHOLD AUTHORITY to vote for all
                                           nominees listed below

                                           Paul H. Brown, Calvin J. Clements, L.
                                           Decker Dawson, Gary M. Hoover,
                                           Stephen C. Jumper, Matthew P. Murphy,
                                           Howell W. Pardue, Tim C. Thompson and
                                           C. Ray Tobias. (INSTRUCTION: To
                                           withhold authority to vote for any
                                           individual nominee, circle that
                                           nominee's name)

                                   2. Proposal to approve the Dawson Geophysical
                                      Company 2004 Incentive Stock Plan.

                                      [  ] For    [  ] Against

                                   3. Proposal to ratify the selection of KPMG
                                      LLP as independent public accountants of the Company for the fiscal year ended September 30, 2004.

                                      [  ] For    [  ] Against

                                   The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated November 28, 2003.

                                   Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

                                                Dated
                                                      --------------------------

                                                      --------------------------

                                                      --------------------------
                                                      (Signature of Stockholder)

FROM                                                            ---------------
                                                                |  NO POSTAGE |
-----------------                                               |  NECESSARY  |
-----------------                                               |  IF MAILED  |
-----------------                                               |   IN THE    |
                                                                |UNITED STATES|
                                                                ---------------



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           |                                                      |
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              DAWSON GEOPHYSICAL CO.
              508 WEST WALL, SUITE 800
              MIDLAND TX 79701-9976